Exhibit 10.48

ALLONGE TO PROMISSORY NOTE

ALLONGE to that certain Promissory Note dated May 17, 2007, in the stated principal amount of up to $65,000,000.00, made by 1180 ASTRO URBAN RENEWAL INVESTORS LLC, a Delaware limited liability company, in favor of BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, subsequently assigned to U.S. BANK NATIONAL ASSOCIATION, not individually, but solely as Trustee for the registered holders of the Maiden Lane Commercial Mortgage-Backed Securities Trust 2008-1 (“Assignor”).

Pay to the order of 1180 RAYMOND URBAN RENEWAL LLC, a Delaware limited liability company (“Assignee”), without recourse, representation or warranty, express or implied, except as may otherwise be expressly set forth in that certain Loan Purchase and Sale Agreement dated March 12, 2012, by and between Assignor, as Seller, and KBS SOR Debt Holdings II LLC, as Buyer.

DATE: As of March 14, 2012

ASSIGNOR:

U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE MAIDEN LANE COMMERCIAL MORTGAGE-BACKED SECURITIES TRUST 2008-1

By:	Bank of America, N.A., as special servicer for the Maiden Lane Commercial Mortgage-Backed Securities Trust 2008-1

By:	/s/ Dean B. Roberson

Name:	Dean B. Roberson

Title:	Director

THIS NOTE ALLONGE SHOULD BE PERMANENTLY AFFIXED

TO THE PROMISSORY NOTE DESCRIBED ABOVE

ALLONGE

This Allonge, dated as of June 26, 2008, is attached to and made a part of that certain Promissory Note in the principal sum of $65,000,000.00 dated as of May 17, 2007, made by 1180 ASTRO URBAN RENEWAL INVESTORS LLC, a Delaware limited liability company, to the order of BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, for the purpose of annexing thereto the following endorsement:

Pay to the order of

U.S. Bank National Association, as Trustee for
the registered holders of the Maiden Lane
Commercial Mortgage-Backed Securities Trust
2008-1

                                     , its successors and/or assigns, without recourse, representation or warranty, express or implied, by the undersigned.

BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation

By:	/s/ Michael A. Forastiere
	Name:	Michael A. Forastiere
	Title:	Managing Director

1180 Raymond Boulevard, Newark, NJ

MERS MIN: 8000101-0000005686-0

PROMISSORY NOTE

$65,000,000.00	New York, New York
May 17, 2007

FOR VALUE RECEIVED, 1180 ASTRO URBAN RENEWAL INVESTORS LLC, a Delaware limited liability company, having its principal place of business at c/o Cogswell Realty Group, L.L.C., 1330 Avenue of the Americas, 23rd Floor, New York, New York 10019 (“Borrower”), hereby unconditionally promises to pay to the order of BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, as lender, having an address at 383 Madison Avenue, New York, New York 10179 (“Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of up to Sixty-Five Million and No/100 Dollars ($65,000,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement, dated the date hereof, between Borrower and Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

ARTICLE 1

PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

ARTICLE 2

DEFAULT AND ACCELERATION

Lender may, in its sole discretion and without notice, declare the Debt immediately due and payable if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the occurrence and continuance of any other Event of Default which continues beyond and applicable notice and cure periods.

ARTICLE 3

LOAN DOCUMENTS

This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4

SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender.

ARTICLE 5

NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6

WAIVERS

Subject to applicable law, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. For so long as any part of the Debt remains outstanding, no release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership, and the term “Borrower,” as used herein, shall include any alternate or successor partnership, but any predecessor partnership shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If any Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term “Borrower” as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company shall not thereby be released from any liability. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document, nor shall such sentence be construed as an amendment or modification of Section 5.2.10 of the Loan Agreement).

ARTICLE 7

TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer (provided that Lender shall provide written notice to Borrower of any modification to the payment address whereby payments under the Loan Documents are to be remitted), Lender may deliver all of its interest in all of the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8

EXCULPATION

The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

ARTICLE 9

GOVERNING LAW

(A)        THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE

STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(B)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

ARTICLE 10

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 11

JOINT AND SEVERAL

If more than one Person has executed this Note as “Borrower”, the obligations of all such Persons hereunder shall be joint and several.

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

1180 ASTRO URBAN RENEWAL INVESTORS LLC, a Delaware limited liability company

By:	/s/ Michael H. Skurnick
	Name:	Michael H. Skurnick
	Title:	Vice President